SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) April 27, 2004

                               CONOLOG CORPORATION
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               (Exact name of registrant as specified in charter)

        Delaware                       0-8174                  52-0853566
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  (State or other juris-            (Commission               (IRS Employer
diction of Incorporation)           File number)           Identification No.)

                  5 Columbia Road, Somerville, New Jersey 08876
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               (Address of principal executive offices) (Zip Code)

                                 (908) 722-8081
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               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 26, 2004, Conolog Corporation completed the placement of a $1,200,000 million three-year, 4% convertible secured note with Laurus Master Fund, Ltd. ("Laurus Funds"), a financial institution specializing in providing asset-based financing to public companies. The note acquired by Laurus Funds is secured by Conolog's assets.

Item 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits - 99.1   Press release dated April 28, 2004

A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CONOLOG CORPORATION

                                               By  /s/ Robert. Benou
                                               ---------------------------------
                                               Chairman, Chief Executive Officer
                                               and Chief Financial Officer

Dated: April 29, 2004